UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2010 (July 27, 2010)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and restates the Current Report of Tennessee Commerce Bancorp, Inc. on Form 8-K as filed with the Securities and Exchange Commission on July 27, 2010 (the “Original Filing”) to correct a typographical error on page 7 of the press release filed as Exhibit 99.1 therewith with respect to the Return on Average Common Equity for the quarter ended June 30, 2010. Except for the correction of this typographical error, the Amendment does not update, modify or amend the Original Filing and all other information included in the Original Filing remains unchanged.

Item 2.02.  Results of Operations and Financial Condition.

On July 27, 2010, Tennessee Commerce Bancorp, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2010. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”), such exhibit and the information set forth therein as deemed to be “filed” with the Commission under the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description	Method of Filing

	99.1	Press release issued on July 27, 2010 by Tennessee Commerce Bancorp, Inc.	Filed with this Current Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: July 27, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on July 27, 2010 by Tennessee Commerce Bancorp, Inc.